AMENDMENT

THIS AMENDMENT (this “Amendment”) is made and entered into as of the 22nd day of January, 2015 (the “Effective Date”) by and between 820 SMALL STREET, LLC, a Delaware limited liability company (“Seller”), IHS ACQUISITION NO. 133, INC., a Delaware corporation (“Existing Operator”), and GLOBAL HEALTHCARE REIT, INC., a Utah corporation (“Purchaser”).

RECITALS

Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of December 16, 2014 (the “Purchase Agreement”); and

Purchaser and Seller desire to amend the Purchase Agreement on the terms hereinafter set forth.

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.

Capitalized Terms.  Capitalized but undefined terms used in this Amendment shall have the meanings set forth in the Purchase Agreement.

2.

Closing Date.   Section 1.1 of the Purchase Agreement is hereby amended to change the definition of the term Closing Date from “January 31, 2015” to “February 27, 2015”.

3.

Ratification.  Except to the extent amended hereby, Purchaser and Seller ratify and confirm that all other terms and conditions of the Purchase Agreement remain in full force and effect.

4.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same Amendment, for the same effect as if all parties hereto had signed the same signature page, and a facsimile copy of an executed counterpart shall constitute the same as delivery of the original of such executed counterpart.  Any signature page of this Amendment (whether original or facsimile) may be detached from any counterpart of this Amendment (whether original or facsimile) without impairing the legal effect of any signatures thereof and may be attached to another counterpart of this Amendment (whether original or facsimile) identical in form hereto but having attached to it one or more additional signature pages (whether original or facsimile).

[Signatures on next page]

HNZW/Amendment to Purchase and Sale Agreement _ Grand Prairie.DOC (Grand Prairie)/4232-13

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

820 SMALL STREET, LLC,

a Delaware limited liability company

By:

__/s/ Brian Reynolds

Name:

Brian Reynolds

Title:

Manager

EXISTING OPERATOR:

IHS ACQUISITION NO. 133, INC.,

a Delaware corporation

By:

__/s/ Brian Reynolds

Name:

Brian Reynolds

Title:

Secretary

PURCHASER:

GLOBAL HEALTHCARE REIT, INC.,

a Utah corporation

By:

__/s/ Christopher F. Brogdon

Name:

Christopher F. Brogdon

Title:

President

HNZW/Amendment to Purchase and Sale Agreement _ Grand Prairie.DOC (Grand Prairie)/4232-13